FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21322

Georgetowne Funds

(Exact name of registrant as specified in charter)

345 Romona Rd.

Wilmette, IL  60091

(Address of principal executive offices)

(Zip code)

Paul K. Hoffmeister

345 Romona Rd.

Wilmette, IL  60091

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 221-1978

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GEORGETOWNE LONG/SHORT FUND

A SERIES OF THE GEORGETOWNE FUNDS

October 31, 2008

December 12, 2008

Dear Shareholders,

The Georgetowne Long/Short Fund returned -28.92% during its 2008 fiscal year, November 1, 2007 through October 31, 2008. This compares to -36.03% for the S&P 500 and -39.39% for the Nasdaq Composite, the Fund’s two benchmarks.

The Fund was able to outperform its benchmarks due to its short investments and call option writing strategies, which partially shielded the Fund from the downturn in equity markets during the period.

Notable short investments were in the restaurant industry, such as Red Robin Gourmet Burgers, Steak N’ Shake, and Panera Bread Company, which were negatively affected by declining consumer spending and higher commodity costs.

On the long side, a notable investment was EZchip Semiconductor Limited. After the stock price declined during the early part of 2008, the Fund accumulated more stock during the first six months of the year and profited from a subsequent increase in the stock price.

Some disappointing investments during the year were those in the airline industry, such as Continental Airlines and UAL Corporation, which were negatively affected by historically expensive oil prices. Also, while the Fund did hold short investments throughout the year, larger short exposures could have allowed the Fund to outperform its benchmarks even more, given the dramatic decline in equity markets generally.

Recently, the Board of Trustees of Georgetowne Funds in consultation with Georgetowne Fund Management Corporation, concluded that it is in the best interests of the Georgetowne Long/Short Fund and its shareholders that the Fund cease operations. Effective November 25, 2008, the Fund no longer pursued its stated investment objective, and had begun liquidating its portfolio and investing it in cash equivalents such as money market funds until all shares are redeemed.

I would like to thank each shareholder for their confidence in keeping their investments in the Long/Short Fund during the last five years, and wish everyone the very best in the future.

Respectfully,

Paul Hoffmeister

GEORGETOWNE LONG/SHORT FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2008

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED OCTOBER 31, 2008

	1 Year	Since Inception (12/30/2003)
Georgetowne Long/Short Fund (1)	(28.92)%	1.11%
S&P 500 Index (2)	(36.03)%	(0.93)%
Nasdaq Composite Index (3)	(39.39)%	(3.10)%

20,000.00
15,000.00
10,000.00
5,000.00
0
Georgetowne Long/Short Fund ($10,546)
S&P 500 Index ($9,556)
Nasdaq Composite Index ($8,862)
Inception: 12/30/2003
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08

(1) This chart assumes an initial investment of $10,000 made on 12/30/2003 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares.

For performance information current to the most recent month-end, please call (877) 257-4240.

(2) The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers Global Select, Global Market and Capital Market.  The index was developed with a base level of 100 as of February 5, 1971. The figures for the NASDAQ Composite reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

GEORGETOWNE LONG/SHORT FUND

Industry Sectors Chart

October 31, 2008 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets

	Georgetowne Long/Short Fund
	Schedule of Investments
	October 31, 2008

Shares		Value

COMMON STOCKS - 89.91%

Air Transportation, Scheduled - 0.90%
500	UAL Corp. †	$ 7,280

Aircraft Parts & Auxiliary Equipment - 1.37%
300	Rockwell Collins, Inc.	11,139

Commercial Printing - 0.61%
300	RR Donnelley & Sons Co. †	4,971

Communications Services, NEC - 1.56%
600	Crown Castle International Corp. * †	12,702

Computer Communications Equipment - 15.30%
2,400	EZchip Semiconductor Limited * †	25,080
9,500	EZchip Semiconductor Limited *	99,275
		124,355

Electric Services - 2.59%
1,200	Mirant Corp. *	21,024

Electromedical & Electrotherapeutic Apparatus - 1.87%
400	St. Jude Medical, Inc. * †	15,212

Electronic Computers - 1.20%
800	Dell, Inc. * †	9,760

Gold & Silver Ores - 0.64%
500	Kinross Gold Corp. †	5,215

Guided Missiles & Space Vehicles & Parts - 3.14%
300	Lockheed Martin Corp. †	25,515

Heavy Contruction other than Building Construction - Contractors - 2.74%
1,500	KBR, Inc.	22,260

Hospital & Medical Service Plans - 4.83%
1,000	UnitedHealth Group, Inc.	23,730
400	Wellpoint, Inc. *	15,548
		39,278

Industrial Instruments for Measurement, Display, and Control - 0.89%
200	Esterline Technologies Corp. * †	7,210

Natural Gas Transmissions - 1.19%
1,000	El Paso Corp.	9,700

Oil & Gas Field Services, NEC - 0.52%
400	Helix Energy Solutions Group, Inc. *	4,224

Ordinance & Accessories, (No Vehicles/Guided Missiles) - 0.89%
1,000	Allied Defense Group, Inc. * †	7,250

Pharmaceutical Preparations - 11.38%
200	GlaxoSmithKline PLC	7,740
500	Hospira, Inc. *	13,910
4,000	Pfizer, Inc.	70,840
		92,490

Radiotelephone Communications - 1.75%
100	Mobile Telesystems OJSC *	3,915
400	NII Holdings, Inc. * †	10,304
		14,219

Retail-Auto & Home Supply Stores - 1.19%
2,000	Pep Boys Manny Moe & Jack †	9,640

Retail-Drug Stores And Proprietary Stores - 0.74%
292	Pharmerica Corp. * †	5,995

Retail-Family Clothing Stores - 0.96%
700	American Eagle Outfitters, Inc.	7,784

Retail-Miscellaneous Shopping Goods Stores - 0.96%
1,300	Borders Group, Inc. †	4,407
1,000	Borders Group, Inc.	3,390
		7,797

Search, Detection, Navagation, Guidance, Aeronautical Systems - 4.77%
500	Northrop Grumman Corp. †	23,445
300	Raytheon Co. †	15,333
		38,778

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.74%
200	NYSE Euronext, Inc.	6,036

Semiconductors & Related Devices - 1.10%
700	Cavium Networks, Inc. * †	8,918

Services-Business Services, NEC - 3.32%
500	Fidelity National Information Services †	7,545
250	Lender Processing Services, Inc. †	5,767
1,000	Mercadolibre, Inc. *	13,670
		26,982

Services-Computer Programming, Data Processing, Etc. - 4.42%
30	Google, Inc. * †	10,781
70	Google, Inc. *	25,155
		35,936

Services-Engineering, Accounting, Research, Management - 2.27%
1,000	SAIC, Inc. * †	18,470

Services-Miscellaneous Health & Allied Services, NEC - 3.49%
500	Davita, Inc. *	28,375

Services-Nursing & Personal Care Facilities - 4.12%
1,900	Emeritus Corp. * †	21,907
800	Kindred Healthcare, Inc. * †	11,592
		33,499

Services-Offices & Clinics of Doctors of Medicine - 2.46%
800	Amsurg Corp. *	19,952

Surgical & Medical Instruments & Apparatus - 3.11%
2,800	Boston Scientific Corp. *	25,284

Telephone Communications (No Radiotelephone) - 0.76%
200	America Movil SAB	6,188

Transportation Services - 0.70%
600	Expedia, Inc. * †	5,706

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.41%
300	Cardinal Health, Inc. †	11,460

TOTAL FOR COMMON STOCKS (Cost $1,012,476) - 89.91%		730,604

Underlying Security
Expiration Date/Exercise Price

CALL OPTIONS - 0.22%
Shares Subject
to Call
	EZchip Semiconductor Limited
200	January 2010 Call @ $12.50	540
500	January 2010 Call @ $15.00	1,100
		1,640
	Powershares QQQ
17,000	December 2008 Call @ $43.00	170

	Total (Premiums Paid $16,751) - 0.22%	1,810

SHORT TERM INVESTMENTS - 3.52%
28,610	First American Treasury Obligation Fund Class Y 0.08% ** (Cost $28,610)	28,610

TOTAL INVESTMENTS (Cost $1,057,837) - 93.66%		761,024

OTHER ASSETS LESS LIABILITIES - 6.34%		51,551

NET ASSETS - 100.00%		$ 812,575

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2008.
† Security is pledged as Collateral for Securities Sold Short.
The accompanying notes are an integral part of these financial statements.

Georgetowne Long/Short Fund
Schedule of Call Options Written
October 31, 2008

CALL OPTIONS WRITTEN

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value
American Eagle Outfitters, Inc.
November 2008 Call @ 12.50	700	$ 315

America Movil SAB
November 2008 Call @ 50.00	200	10

Boston Scientific Corp.
November 2008 Call @ 12.50	2,800	280

Borders Group, Inc.
November 2008 Call @ 7.50	1,000	50

GlaxoSmithKline PLC
November 2008 Call @ 45.00	200	40

Hospira, Inc.
November 2008 Call @ 40.00	500	75

Total (Premiums Received $9,793)		$ 770

The accompanying notes are an integral part of these financial statements.

Georgetowne Long/Short Fund
Schedule of Securities Sold Short
October 31, 2008

Shares		Value
200	Amazon.com, Inc.	11,448
600	Buffalo Wild Wings, Inc.	16,968
200	eBay, Inc.	3,054
700	Emergency Medical Services Corp.	23,002
400	VCA Antech, Inc.	7,240

	Total Securities Sold Short (Proceeds - $56,962)	$ 61,712

	The accompanying notes are an integral part of these financial statements.

Georgetowne Long/Short Fund
Statement of Assets and Liabilities
October 31, 2008

Assets:
Investments in Securities, at Value (Cost $1,057,837)	$ 761,024
Deposit with Broker for Securities Sold Short	54,301
Receivables:
Receivable for Securities Sold	60,700
Dividends and Interest	386
Total Assets	876,411
Liabilities:
Securities Sold Short, at Value (proceeds $56,962)	61,712
Covered Call Options Written at Value (premiums received $9,793)	770
Accrued Management Fees	1,354
Total Liabilities	63,836
Net Assets	$ 812,575

Net Assets Consist of:
Paid In Capital	$ 1,033,518
Accumulated Undistributed Net Investment Loss	(13,355)
Accumulated Undistributed Realized Gain on Investments, Options Written
and Securities Sold Short	84,947
Unrealized Depreciation in Value of Investments, Options Written and
and Securities Sold Short	(292,535)
Net Assets, for 90,966 Shares Outstanding	$ 812,575

Net Asset Value and Offering Price Per Share	$ 8.93

Minimum Redemption Price Per Share ($8.93 x 0.98) (Note 2)	$ 8.75

The accompanying notes are an integral part of these financial statements.

Georgetowne Long/Short Fund
Statement of Operations
For the year ended October 31, 2008

Investment Income:
Dividends	$ 7,070
Interest	549
Total Investment Income	7,619

Expenses:
Advisory Fees (Note 3)	19,754
Dividend Expense	1,188
Interest Expense	32
Total Expenses	20,974

Net Investment Loss	(13,355)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(88,770)
Realized Gain on Options	110,512
Realized Gain on Securities Sold Short	63,201
Realized Gain on Investments, Options and Securities Sold Short	84,943

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investments	(408,621)
Options	(9,658)
Securities Sold Short	24,490
Net Decrease in Unrealized Depreciation	(393,789)

Net Realized and Unrealized Loss on Investments	(308,846)

Net Decrease in Net Assets Resulting from Operations	$ (322,201)

The accompanying notes are an integral part of these financial statements.

Georgetowne Long/Short Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	10/31/2008	10/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (13,355)	$ (10,014)
Net Realized Gain on Investments, Options Written and Securities Sold Short	84,943	66,639
Unrealized Appreciation (Depreciation) on Investments, Options Written
and Securities Sold Short	(393,789)	71,020
Net Increase (Decrease) in Net Assets Resulting from Operations	(322,201)	127,645

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(56,620)	(24,485)
Total Dividends and Distributions Paid to Shareholders	(56,620)	(24,485)

Capital Share Transactions (Note 5)	163,770	370,845

Total Increase (Decrease) in Net Assets	(215,051)	474,005

Net Assets:
Beginning of Year	1,027,626	553,621

End of Year (Including Undistributed Net Investment Loss of $13,355
and $0, respectively)	$ 812,575	$ 1,027,626

The accompanying notes are an integral part of these financial statements.

Georgetowne Long/Short Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period *
	For the Years Ended				Ended
	10/31/2008	10/31/2007	10/31/2006	10/31/2005	10/31/2004

Net Asset Value, at Beginning of Period	$ 13.35	$ 11.57	$ 10.58	$ 9.72	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.15)	(0.16)	(0.12)	(0.07)	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	(3.54)	2.42	1.81	0.93	(0.18)
Total from Investment Operations	(3.69)	2.26	1.69	0.86	(0.28)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(0.73)	(0.48)	(0.70)	0.00	0.00
Total from Distributions	(0.73)	(0.48)	(0.70)	0.00	0.00

Net Asset Value, at End of Period	$ 8.93	$ 13.35	$ 11.57	$ 10.58	$ 9.72

Total Return ***	(28.92)%	20.03%	16.84%	8.85%	(2.80)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 813	$ 1,028	$ 554	$ 350	$ 293
Ratio of Expenses to Average Net Assets:
Excluding Interest and Dividends on Securities Sold Short	1.99%	1.99%	1.99%	1.99%	1.99%
Excluding Dividends on Securities Sold Short	1.99%	2.01%	2.10%	2.04%	1.99%	(a)
Dividend Expense on Securities Sold Short	0.12%	0.11%	0.12%	0.05%	0.01%	(a)
Including Interest and Dividends on Securities Sold Short	2.11%	2.12%	2.22%	2.09%	2.00%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.35)%	(1.28)%	(1.04)%	(0.68)%	(1.21)%	(a)
Portfolio Turnover	173.29%	178.27%	108.94%	98.20%	73.81%

* For the period December 30, 2003 (commencement of investment operations) through October 31, 2004
** Per share net investment loss has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
(a) Annualized
(b) Not Annualized

The accompanying notes are an integral part of these financial statements.

GEORGETOWNE LONG/SHORT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008

Note 1. Organization

The Georgetowne Long/Short Fund (the “Fund”) is a non-diversified series of the Georgetowne Funds (the “Trust”), an open-end investment company. The Trust was organized in Ohio as a business trust under an Agreement and Declaration of Trust dated February 18, 2003. The Fund commenced operations on December 30, 2003.  The Fund may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objective and policies. At present, there is only one series authorized by the Trust. The Georgetowne Fund Management Corporation is the adviser to the Fund (the “Adviser”).  The Fund’s investment objective is long-term growth of capital. The Fund employs a long/short strategy, in which under normal circumstances the Fund’s portfolio will consist of both long and short positions. Short selling magnifies the potential for both gain and loss to the Fund and its investors.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund`s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year`s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The net asset value is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase.  To discourage large frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund charges a the redemption fee.  For the year ended October 31, 2008 there were no redemption fees charged on redemptions of Fund shares.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in market value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

GEORGETOWNE LONG/SHORT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008(CONTINUED)

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

New Accounting Pronouncements- The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes on November 1, 2007.  FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such  activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Dividends and Distributions to Shareholders – The Fund records all dividends and distributions payable to shareholders on ex-dividend date.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

GEORGETOWNE LONG/SHORT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008(CONTINUED)

Note 3. Investment Management Agreement

The Trust has a Management Agreement with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services and the payment of Fund ordinary operating expenses, the Adviser receives an annual investment management fee of 1.99% of the average daily net assets of the Fund. For the year ended October 31, 2008, the Adviser earned a fee of $19,754 from the Fund.  The Fund owed the Adviser $1,354 as of October 31, 2008.

Note 4. Related Party Transactions

Paul K. Hoffmeister is the control person of the Adviser and also serves as a trustee and an officer of the Trust.  Mr. Hoffmeister receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at October 31, 2008 was $1,033,518 representing 90,966 shares outstanding.

Transactions in capital stock were as follows:

Year Ended 10/31/2008		Year Ended 10/31/2007
	Shares	Amount	Shares	Amount
Shares Sold	10,331	$117,589	27,501	$351,510
Shares issued in reinvestment of distributions	4,885	56,620	2,052	24,485
Shares redeemed	(1,244)	(10,439)	(415)	(5,150)
Net Increase	13,972	$163,770	29,138	$370,845

Note 6. Options Purchased and Written

As of October 31, 2008 the Fund had call options valued at $1,810.

Transactions in call options during the year ended October 31, 2008 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at October 31, 2007	0	$ 0
Options purchased	212	44,356
Options exercised	0	0
Options expired	0	0
Options terminated in closing purchase transaction	(35)	(27,605)
Options outstanding at October 31, 2008	177	$ 16,751

As of October 31, 2008, the Fund had outstanding written call options valued at $770.

GEORGETOWNE LONG/SHORT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008(CONTINUED)

Transactions in written call options during the year ended October 31, 2008 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2007	167	$ 17,689
Options written	1,061	163,871
Options exercised	(353)	(48,229)
Options expired	(756)	(89,795)
Options terminated in closing purchase transaction	(65)	(33,743)
Options outstanding at October 31, 2008	54	$ 9,793

Note 7. Investment Transactions

For the year ended October 31, 2008, purchases and sales of investment securities other than U.S. Government obligations, short-term investments, options and securities sold short aggregated $1,890,628 and $1,669,088, respectively.  Purchases and sales of securities sold short aggregated $542,811 and $476,422, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at October 31, 2008 was $1,091,521 excluding proceeds from securities sold short and options written totaling $66,755.

The difference between book and tax cost represents wash sale transactions.

At October 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including positions in securities sold short and options written was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$19,900	($346,124)	($326,224)

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$0
Accumulated Net Realized Gain from Investments	$105,276

The Fund paid a short-term capital gain of $0.6801 per share and a long-term capital gain of $0.0449 per share for a total distribution of $56,620 during the year ended October 31, 2008.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2008, the Hoffmeister family, in aggregate, owned approximately 50% of the Fund and therefore may be deemed to control the Fund.

GEORGETOWNE LONG/SHORT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2008(CONTINUED)

Note 10. Subsequent Event

At a meeting held on October 30, 2008, the Board of Trustees of Georgetowne Funds concluded, based on the recommendation of Georgetowne Fund Management Corporation, that it is in the best interests of the Georgetowne Long/Short Fund and its shareholders that the Fund cease operations.  Accordingly, the Board has determined to close the Fund, and redeem all outstanding shares, on January 12, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of the Georgetowne Long/Short Fund,

  a Series of The Georgetowne Funds

We have audited the accompanying statement of assets and liabilities of the Georgetowne Long/Short Fund, a Series of The Georgetowne Funds (the “Fund”), including the schedule of investments, schedule of call options written and the schedule of securities sold short, as of October 31, 2008 and the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period December 30, 2003 (commencement of investment operations) through October 31, 2004.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned and securities sold short as of October 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Georgetowne Long/Short Fund, a Series of The Georgetowne Funds as of October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

December 17, 2008

Georgetowne Long/Short Fund
Expense Illustration
October 31, 2008 (Unaudited)

Expense Example

As a shareholder of the Georgetowne Long/Short Fund, you incur ongoing costs which typically consist of management fees, interest, and dividend expense on securities sold short. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2008 through October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2008	October 31, 2008	May 1, 2008 to October 31, 2008

Actual	$1,000.00	$836.00	$9.74
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.53	$10.68

* Expenses are equal to the Fund's annualized expense ratio of 2.11%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GEORGETOWNE LONG/SHORT FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2008 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
David E. Hannoush 345 Romona Road Wilmette, IL 60091 Age: 32	Trustee since October 2004.	General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group (08/01-05/02).
Charles P. Clemens 345 Romona Road Wilmette, IL 60091 Age: 30	Trustee since December 2003.	Attorney, Law Offices of Charles P. Clemens (9/04-present); Student, Nova Southeastern University Law School (8/01-5/04); Sales Trainee, OTL Sports (a sports information business) (12/02-12/02).

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Paul K. Hoffmeister[1] 345 Romona Road Wilmette, IL 60091 Age: 30	Chairman, President, and Treasurer since December 2003; Trustee since February 2003; Chief Compliance Officer since July 2008

Chief Economist, Bretton Woods Research (7/06-present); Director of Market Strategy, Polyconomics (8/04-7/06); Operations Manager, Dr. Jana Hoffmeister (6/00-present); Trader, Quietlight Securities (8/01-4/02; and 3/04-8/04); Assistant Trader, Quietlight Securities (8/01-4/02 and 3/04-8/04)

1 Mr. Hoffmeister is an “interested person” of the Trust because he is an officer of the Trust and is an officer and the sole shareholder of the Fund’s Advisor.

Trustee fees paid for the fiscal year ended October 31, 2008 were $1,500 and were paid by the Advisor.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (877) 257-4240 to request a copy of the SAI or to make shareholder inquiries.

GEORGETOWNE LONG/SHORT FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2008 (UNAUDITED)

Advisory Renewal

At a regularly scheduled Board meeting on October 3, 2008, the Fund’s Board considered the renewal of the Management Agreement.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment philosophy and short sale strategy.  In addition, the Trustees reviewed the Adviser’s Form ADV, which described the operations and policies of the Adviser.  The Trustees reviewed a report prepared by the Adviser for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  The Board also reviewed the business expenses of the Adviser.  The President of the Adviser noted that there had been no SEC inspections or litigation, and no changes in personnel of the Adviser. The Board discussed the compliance activities of the President of the Adviser.  Based on the information in the Report and their discussions with the President of the Adviser, the Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Adviser’s performance, the Trustees reviewed information in the Report regarding the Fund’s year-to-date, one year, and three year returns through October 2, 2008 compared to a large peer group of mutual funds.  The Adviser also presented performance information for the Fund compared to the S&P 500 and the NASDAQ Composite indexes and a smaller peer group of funds.  The smaller peer group was assembled by the Adviser and consisted primarily of long/short funds and some alternative investment strategy funds such as market neutral funds.  The President of the Adviser stated that the smaller peer group includes funds he considers to be respectable long/short mutual funds. The President of the Adviser then explained that these funds were selected by the Adviser because they offer unique investment strategies and because he considers these funds to be managed by talented advisers.  The Board noted that the Fund had performed well compared to peers in its Morningstar category for three year returns. After further discussion, it was the consensus of the Trustees that the Fund’s performance was satisfactory.

The Trustees reviewed information in the Report comparing the expense ratio of the Fund to those of a peer group.  The President of the Adviser informed the Board that the Fund had an expense ratio of approximately 2.17% and an advisory fee of 1.99%.  The Board agreed the Fund’s expenses compared favorably to the peer group and the management fee was fair and reasonable particularly considering the small size of the Fund and the complexity of the Fund’s strategy.

As to profits realized by the Adviser, the Board reviewed information regarding the Adviser’s income and expenses.  After discussion regarding the Adviser’s financial wherewithal, the Board concluded that, with the President of the Adviser’s assurance that he personally guarantees the obligations of the Adviser, the Adviser has adequate resources to fulfill its responsibilities under the Agreement. The Board then discussed additional benefits received by the Adviser from the Fund, and agreed there were none. They concluded that the Adviser was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Fund. It was the consensus of the Board that the issue be considered again as the

GEORGETOWNE LONG/SHORT FUND

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2008 (UNAUDITED)

Fund grows. The Trustees determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.  Following discussion, the Board, including a majority of the independent Trustees voted to renew the Management Agreement between Georgetowne Funds and Georgetowne Fund Management Corporation.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at (877) 257-4240 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (877) 257-4240.

Board of Trustees

Paul K. Hoffmeister

Charles P. Clemens

David E. Hannoush

Investment Adviser

Georgetowne Fund Management Corporation

345 Romona Road

Wilmette, IL 60091

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Georgetowne Long/Short Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

 (1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

 (2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The board of trustees, including the audit committee members, determined that, although none of the members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the board of trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 10000.00

FY 2007

$ 10000.00

(b)

Audit-Related Fees

Registrant

Adviser

FY 2008

$ 0

$ 0

FY 2007

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2008

$ 1500.00

$ 0

FY 2007

$ 1000.00

$ 0

Nature of the fees:

Preparation of tax returns.

(d)

All Other Fees

Registrant

Adviser

FY 2008

$ 0

$ 0

FY 2007

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Each audit and non-audit service has been pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2008

$ 1500.00

$ 0

FY 2007

$ 1000.00

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 22, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Georgetowne Funds

By /s/Paul K. Hoffmeister

*Paul K. Hoffmeister

  President, Chairman, CFO, Treasurer and Secretary

Date January 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Paul K. Hoffmeister

*Paul K. Hoffmeister

  President, Chairman, CFO, Treasurer and Secretary

Date January 6, 2009